Performance Food Group Company
Richmond, Virginia


Gentlemen:

Re:  Registration Statements Nos. 333-12223 and 33-72400


With respect to the subject registration statements, we acknowledge our awareness of the use therein of our report dated July 24, 1998 related to our review of interim financial information.

Pursuant to Rule 436(c) under the Securities Act of 1933, such report is not considered a part of a registration statement prepared or certified by an accountant or a report prepared or certified by an accountant within the meaning of sections 7 and 11 of the Act.

                                        Very truly yours,

                                /s/ KPMG Peat Marwick LLP


Richmond, Virginia
August 10, 1998

<DOCUMENT'>
[TYPE] EX-27
[DESCRIPTION]ARTICLE 5 FIN.DATA SCHEDULE FOR 2ND QUARTER ENDED JUNE 27,1998 [ARTICLE]5
[MULTIPLIER]1000

[PERIOD-TYPE]		6-MOS
[FISCAL-YEAR-END]	JAN-02-1999
[PERIOD-START]		DEC-28-1997
[PERIOD-END]		JUN-27-1998
[CASH]                        4756
[SECURITIES]                     0
[RECEIVABLES]                84318
[ALLOWANCES]                  3629
[INVENTORY]                  75693
[CURRENT-ASSETS]            163935
[PP&E]                      120423
[DEPRECIATION]               39201
[TOTAL-ASSETS]              321089
[CURRENT-LIABILITIES]       119188
[BONDS]                      50000
[PREFERRED-MANDATORY]            0
[PREFERRED]                      0
[COMMON]                       125
[OTHER-SE]                       0
[TOTAL-LIABILITY-AND-EQUITY]321089
[SALES]                     742153
[TOTAL-REVENUES]            742153
[CGS]                       647910
[TOTAL-COSTS]               739635
[OTHER-EXPENSES]              1525
[LOSS-PROVISION]               893
[INTEREST-EXPENSE]              57
[INCOME-PRETAX]              10993
[INCOME-TAX]                  4232
[INCOME-CONTINUING]           6761
[DISCONTINUED]                   0
[EXTRAORDINARY]                  0
[CHANGES]                        0
[NET-INCOME]                  6761
[EPS-PRIMARY]                  .54
[EPS-DILUTED]                  .52